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                                                                  EXHIBIT 10.G.1

                           INDEMNIFICATION AGREEMENT

  AGREEMENT, effective as of              , between HARTMARX CORPORATION, a
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Delaware corporation ("Company"), and           ("Indemnitee").
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  WHEREAS, it is essential that the Company retain and attract the most capable persons available as directors; and

  WHEREAS, Indemnitee is a director of the Company; and

  WHEREAS, the Company's Restated Certificate of Incorporation, as amended ("Charter"), and the Company's By-Laws ("By-Laws") each provide that the Company indemnify its directors to the fullest extent permitted by law, and Indemnitee serves as a director of the Company in reliance on such Charter and By-Laws; and

  WHEREAS, the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of public companies; and

  WHEREAS, basic protection against this risk has heretofore been provided to Indemnitee through insurance coverage, and Indemnitee has relied on the availability of such coverage, but it has become increasingly more difficult to obtain such insurance on terms providing reasonable protection at reasonable cost:

  NOW, THEREFORE, to ensure Indemnitee's continued service to the Company by providing Indemnitee with specific contractual assurance that the indemnification now set forth in the Charter and By-Laws will be available to Indemnitee regardless of, among other things, any change in the Charter or By-Laws (or any change in the composition of the Company's Board of Directors), and in consideration of Indemnitee's continued service to the Company as a director, the parties hereto agree as follows:

  1.  Certain Definitions:
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    (a) Claim: any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which Indemnitee was, is or becomes a party, witness or participant, and/or any inquiry or investigation that might lead to the institution of any such action, suit or proceeding.

    (b) Indemnifiable Event: any event or occurrence related to the fact
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      that Indemnitee is or was a director of the Company or is or was serving at the specific request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or arising out of any act or failure to act by Indemnitee in any such capacity.

    (c) Expenses: include reasonable attorneys' fees and all other
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      reasonable costs, expenses and obligations paid or incurred by
      Indemnitee in connection with any Claim relating to any Indemnifiable
      Event.

    (d) Reviewing Party: such appropriate person or body now or hereafter
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       designated by the Company's Board of Directors, consisting of a member or members of such Board, or any other person or body who is not a party to the particular Claim for which Indemnitee is seeking indemnification.
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  2. Basic Indemnification Arrangement. In the event of any Claim arising in
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whole or in part out of an Indemnifiable Event, the Company shall indemnify
Indemnitee to the fullest extent permitted by law against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. The Company shall reimburse Indemnitee therefor as soon as practicable, but not later than thirty (30) days after the Company's receipt of Indemnitee's demand and shall advance any and all documented Expenses to Indemnitee ("Expense Advance") within two (2) business days after the Company's receipt of Indemnitee's request.

  3. Limitation of Indemnity. Notwithstanding anything in this Agreement to the
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contrary, (i) the obligations of the Company under Section 2 hereof shall be
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subject to the condition that the Reviewing Party shall not have determined that Indemnitee is not permitted to be indemnified under applicable law; (ii) the obligation of the Company to make any Expense Advance pursuant to Section 2
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shall be subject to the condition that, if, when and to the extent that the
Reviewing Party determines that Indemnitee is not permitted to be indemnified under applicable law, the Company shall be entitled to be repaid by Indemnitee (who hereby agrees to repay the Company) for all such Expense Advances, provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to determine whether Indemnitee is permitted to be indemnified under applicable law, any contrary determination made by the Reviewing Party shall not be binding (and Indemnitee shall not be required to repay the Company for any Expense Advance) until a final unappealable judicial determination is made with respect thereto; and (iii) Indemnitee shall not be entitled to be indemnified pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Claim. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively is not permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence a suit or proceeding in any court in the states of Illinois or Delaware seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such suit or proceeding. In connection with any determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

  4. Expenses to Enforce this Agreement. The Indemnitee shall be entitled to
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recover from the Company any and all expenses (including attorneys' fees)
incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee against the Company for indemnification or advance payment of Expenses by the Company under this Agreement, provided that Indemnitee ultimately is determined to be entitled to such indemnification or advance payment of Expenses, as the case may be. If Indemnitee ultimately is determined not to be entitled to such indemnification or advance payment of Expenses, the Company shall be entitled to be repaid by Indemnitee (who hereby agrees to repay the Company) for all expenses recovered from the Company pursuant to this
Section 4.
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  5. Partial Indemnity. If Indemnitee is entitled under any provision of this
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Agreement to indemnification by the Company for any portion of the Expenses, judgments, fines, penalties or amounts paid in settlement of a Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled to indemnification. Moreover, to the extent that Indemnitee is successful on the merits or otherwise in defense of any Claim relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

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  6. No Presumption. For purposes of this Agreement, the termination of any
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Claim by judgment, order, settlement (whether with or without court approval)
or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

  7. Non-exclusivity. The rights of the Indemnitee hereunder shall be in
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addition to any other rights Indemnitee may have under the By-Laws, the
Charter, Delaware General Corporation Law, or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Charter, the By-Laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy the greater indemnification so afforded by such change.

  8. Liability Insurance. To the extent the Company maintains an insurance
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policy or policies providing directors' and officers' liability insurance,
Indemnitee shall be covered by such policy or policies, in accordance with its or their terms.

  9. Period of Limitations. No action, suit or proceeding shall be brought and
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no claim or cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, administrators or personal or legal representatives after the expiration of two (2) years from the date such claim or cause of action first arises, and any claim or cause of action of the Company or any affiliate shall be extinguished and deemed released unless asserted by the timely filing of an action, suit or proceeding within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such claim or cause of action, such shorter period shall govern.

  10. Amendments. No amendment, modification or supplement to this Agreement
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shall be binding unless executed in writing by both of the parties hereto. No waiver of any provision of this Agreement shall constitute or be deemed a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  11. Subrogation. If any payment is made under this Agreement, the Company
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shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring a suit or proceeding to enforce such rights.

  12. No Duplication of payments. The Company shall not be liable under this
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Agreement to make any payment in connection with any Claim to the extent
Indemnitee has actually received or receives payment therefor from the Company, any source funded by the Company, or pursuant to an indemnification or similar arrangement with, or recovery from, any third party.

  13. Binding Effect. This Agreement shall be binding upon and inure to the
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benefit of and be enforceable by the parties hereto and their respective successors (including, but not limited to, any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, executors, administrators and personal and legal representatives. This Agreement shall continue in effect with respect to Claims arising out of Indemnifiable Events regardless of whether Indemnitee continues to serve as a director of the Company or of any other enterprise at the Company's request.

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  14. Severability. If any provisions of this Agreement (including any
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provision within a single section, paragraph or sentence) are held invalid, void or otherwise unenforceable by a court of competent jurisdiction, such provisions shall be deemed omitted and the remaining provisions shall continue enforceable to the fullest extent permitted by law.

  15. Notices. Any notice, request or demand required or permitted to be given
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under this Agreement shall be delivered in writing in person or by certified mail, return receipt requested, to the Company at its principal executive offices to the attention of its General Counsel or to Indemnitee at the last address filed in writing with the Secretary of the Company.

  16. Governing Law. All rights and obligations of the parties under this
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Agreement shall be governed by and construed and enforced in accordance with the internal laws, and not the laws of conflicts, of the State of Delaware.

  17. Headings. Section headings and numbers appearing in this Agreement are
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inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

  18. Counterparts. This Agreement may be executed in two or more counterparts,
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each of which shall be deemed an original for all purposes.

                                          HARTMARX CORPORATION

Attest                                    By __________________________________
                                                        Chairman

By ______________________________
            Secretary

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AM:ASSINDM.HXP


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